UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2014 (June 2, 2014)

SINO GAS INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in Charter)

Utah	000-51364	90-0438712

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 18 Zhong Guan Cun Dong St.

Haidian District

Beijing 100083, People’s Republic of China

(Address of Principal Executive Offices)

86-10-82600527

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01.    Other Events.

On July 3, 2014, Sino Gas International Holdings, Inc. (the “Company”) has filed a definitive proxy statement in the form of Schedule 14A (as amended, the “Definitive Proxy Statement”), which finalized the record date (the “Record Date”) and the special meeting date (the “Meeting Date”) in connection with the special meeting of stockholders (the "Special Meeting") to be held to approve the Agreement and Plan of Merger, dated April 3, 2014, as amended. The Record Date is June 23, 2014 and the Meeting Date is August 6, 2014. The foregoing statement is subject to, and qualified in its entirety by, the Definitive Proxy Statement attached hereto, which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

9.1         Definitive Proxy Statement of the Company, incorporated by reference to the Schedule 14A filed with the SEC on July 3, 2014, as amended by the Amendment No. 1 to the Schedule 14A filed with the SEC on July 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO GAS INTERNATIONAL HOLDINGS, INC.

Date: July 11, 2014	By:	/s/ YUCHUAN LIU
Name: Yuchuan Liu
Title: Chief Executive Officer